UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2009

Sport Supply Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15289	22-2795073
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1901 Diplomat Drive, Farmers Branch, Texas		75234
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 484-9484

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 12, 2009, Sport Supply Group, Inc. issued a press release announcing its results of operations for the third quarter ended March 31, 2009. In addition, the Company announced it was hosting a conference call to discuss those results on Tuesday, May 12, 2009, at 3:30 p.m., Central Standard Time. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for the purposes of this Item 2.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated May 12, 2009

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02, including the press release attached hereto as Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sport Supply Group, Inc.

May 12, 2009	By:	John Pitts

Name: John Pitts
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated May 12, 2009